UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 11, 2026

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)

virginia	000-00209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, virginia	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (276) 629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock ($5.00 par value)	BSET	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company’s 2026 annual meeting of shareholders was held on March 11, 2026. As of the record date for the meeting, the Company had 8,686,117 shares of common stock outstanding, each of which is entitled to one vote. According to the final voting results, all director nominees were elected.

The voting tabulation was as follows:

Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Vote

Emma S. Battle	5,323,136	52,286	-	1,779,361
John R. Belk	5,325,038	50,384	-	1,779,361
Kristina Cashman	5,211,026	164,396	-	1,779,361
James E. Goergen	5,329,744	45,678	-	1,779,361
Virginia W. Hamlet	5,278,221	97,201	-	1,779,361
J. Walter McDowell	5,320,999	54,423	-	1,779,361
Robert H. Spilman, Jr.	5,310,310	65,112	-	1,779,361
William C. Wampler, Jr.	5,039,435	335,987	-	1,779,361
William C. Warden, Jr.	5,142,859	232,563	-	1,779,361

At the annual meeting, the shareholders also voted on three proposals:

1.	Ratification of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending November 28, 2026.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Ratification of Grant Thornton LLP	7,029,411	101,931	23,441	-

2.	To consider and act on an advisory vote regarding the approval of the compensation paid to certain executive officers.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Approval of Officer Compensation	5,166,388	156,209	52,825	1,779,361

3.	To approve an amendment to the Company’s 2017 Employee Stock Purchase Plan, to increase the number of shares available for issuance by 200,000.

The final tabulation was as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Increase ESPP shares 200,000	5,271,115	70,617	33,690	1,779,361

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

104          Cover Page Interactive Data File (embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: March 12, 2026	By:	/s/ J. Michael Daniel
J. Michael Daniel
Title: Senior Vice President - Chief Financial Officer